Exhibit 99.1

For Immediate Release

August 5, 2024

Carlyle Secured Lending, Inc. Announces Financial Results For Second Quarter Ended 2024, Declares Third Quarter 2024 Dividends of $0.47 Per Common Share and Announces Merger Agreement with Carlyle Secured Lending III

New York - Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CGBD” or the “Company”) (NASDAQ: CGBD) today announced its financial results for its second quarter ended June 30, 2024. Justin Plouffe, CGBD’s Chief Executive Officer said, “Our core middle-market strategy and active approach to portfolio management continued to drive strong performance in the second quarter of 2024, as we maintained a dynamic approach to origination in an increasingly competitive market. With increased volume during the quarter, we capitalized on attractive origination opportunities, and we see the potential for increased deal activity through year-end. Overall, we remain pleased with our results and look forward to continuing to deliver the consistent income and returns our investors have come to expect from our portfolio.”

Net investment income for the second quarter of 2024 was $0.51 per common share, and net asset value per common share decreased by 0.7% for the second quarter to $16.95 from $17.07 as of March 31, 2024. The total fair value of our investments was $1.7 billion as of June 30, 2024.

On August 2, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C. (the “Investment Adviser” and together with CSL III Advisor, the “Advisors”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into CSL III, with CSL III continuing as the surviving company and as a wholly-owned subsidiary of the Company (the “Merger”) and (ii) immediately thereafter, CSL III will merge with and into the Company, with the Company continuing as the surviving company (together with the Merger, the “Mergers”). In support of the Merger Agreement, Carlyle has agreed to exchange its shares of CGBD convertible preferred stock (the “Preferred Stock”) for a number of shares of CGBD common stock equal to the quotient of (i) the aggregate liquidation preference of the Preferred Stock and (ii) the CGBD net asset value per share, determined no earlier than 48 hours (excluding Sundays and holidays) prior to the date of the merger. The transaction is subject to customary closing conditions and is expected to close during the first fiscal quarter of 2025.

The Company has issued a separate press release and presentation, which provide additional detail on the Mergers. The press release and presentation can also be found on our website. The Company’s Proxy Statement (as defined below) and Registration Statement (as defined below) that it will file with the SEC in the coming weeks will also contain important information on the Mergers.

Dividends

On August 1, 2024, the Board of Directors declared a base quarterly common dividend of $0.40 per share plus a supplemental common dividend of $0.07 per share. The dividends are payable on October 17, 2024 to common stockholders of record on September 30, 2024.

On June 25, 2024, the Company declared a cash dividend on the Preferred Stock for the period from April 1, 2024 to June 30, 2024 in the amount of $0.438 per Preferred Share to the holder of record on June 28, 2024.

Conference Call

The Company will host a conference call at 10:00 a.m. EST on Monday, August 5, 2024 to discuss these quarterly financial results. The conference call will be available via public webcast via a link on Carlyle Secured Lending’s website and will also be available on our website soon after the call’s completion.

Carlyle Secured Lending, Inc.

CGBD is an externally managed specialty finance company focused on lending to middle-market companies. CGBD is managed by Carlyle Global Credit Investment Management L.L.C., an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. Since it commenced investment operations in May 2013 through June 30, 2024, CGBD has invested approximately $8.5 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. CGBD’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. CGBD has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Web: carlylesecuredlending.com

About Carlyle

Carlyle (“Carlyle,” or the “Adviser”) (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $435 billion of assets under management as of June 30, 2024, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 employees in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. Some of the statements in this communication constitute forward-looking statements because they are not historical facts, but instead relate to future events, future performance or financial condition of CGBD, CSL III or the Mergers. The forward-looking statements may include statements as to: future operating results of CGBD and CSL III and distribution projections; business prospects of CGBD and CSL III and the prospects of their portfolio companies; and the impact of the investments that CGBD and CSL III expect to make. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of CGBD stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of CGBD and CSL III or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States); (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in CGBD’s and CSL III’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in CGBD’s and CSL III’s publicly disseminated documents and filings. CGBD and CSL III have based the forward-looking statements included in this press release on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. Although CGBD and CSL III undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CGBD and CSL III have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including the Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Page | 2

Additional Information and Where to Find It

In connection with the Mergers, CGBD plans to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”), CSL III plans to file with the SEC and mail to its shareholders an information statement (the “Information Statement”), and CGBD plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement, the Information Statement and a prospectus of CGBD. The Proxy Statement, Information Statement and the Registration Statement will each contain important information about CGBD, CSL III, the Mergers and related matters. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF CGBD AND CSL III ARE URGED TO READ THE PROXY STATEMENT, THE INFORMATION STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSL III, CGBD, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov or, for documents filed by CGBD, from CGBD’s website at carlylesecuredlending.com.

Participants in the Solicitation

CGBD, its directors, certain of its executive officers and certain employees and officers of CGCIM and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the directors and executive officers of CGBD is set forth in its proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. CSL III, its trustees, certain of its executive officers and certain employees and officers of CSL III Advisor and its affiliates may be deemed to be participants in the solicitation of CGBD proxies in connection with the Mergers. Information about the trustees and executive officers of CSL III is set forth in its annual report on Form 10-K, which was filed with the SEC on March 12, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CGBD stockholders in connection with the Mergers will be contained in the Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of press release is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in CGBD, CSL III or in any fund or other investment vehicle managed by the Advisors or any of their respective affiliates.

Contacts:

Investors:	Media:
Nishil Mehta	Kristen Greco Ashton
+1-212-813-4918 publicinvestor@carlylesecuredlending.com	+1-212-813-4763 kristen.ashton@carlyle.com

Page | 3